EXHIBIT 99
                                                  Execution Version
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                      FIRST AMENDMENT AND WAIVER

     This FIRST AMENDMENT AND WAIVER (this "First Amendment") is dated as of October 10, 2003 and is entered into by and between DAN RIVER INC., a Georgia corporation (the "Borrower") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Agent").
                               RECITALS:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of April 15, 2003, by and among (among others) the Borrower, the Agent and the lenders from time to time party thereto (collectively, the "Lenders") (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make certain Loans and issue certain Letters of Credit to and for the benefit of the Borrower;

     WHEREAS, an Event of Default has occurred and is continuing under
Section 9.1(b) of the Credit Agreement as a result of the Borrower's failure to satisfy the maximum leverage covenant set forth in Section 8.1(b) of the Credit Agreement for the Fiscal Quarter ending September 27, 2003 (the "Existing Default");

     WHEREAS, the Agent, upon the written consent of the Majority Lenders, is willing to waive the Existing Default and agree to certain amendments to the Credit Agreement, in each case on the terms and subject to the conditions set forth in this First Amendment; and

     WHEREAS, unless otherwise defined herein, capitalized terms used in this First Amendment shall have the same definitions as are contained in the Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the foregoing recitals herein, the parties hereto agree as follows.


                              ARTICLE I.
                            ACKNOWLEDGMENTS

     1.1  Acknowledgment of Events of Default; Enforceability of
Credit Agreement and Credit Documents; Waiver of Defenses.  The
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Borrower acknowledges that: (i) the Existing Default has occurred and is continuing under the Credit Agreement and constitutes a Default and an Event of Default thereunder; (ii) to the extent that the Credit Agreement or any of the other Credit Documents require notification by the Agent or the Lenders of the existence of a Default or Event of Default and of an opportunity for the Borrower to cure such Default or Event of Default, such notice and period for cure have been properly given or such requirements have been or are hereby waived by the Borrower; (iii) as a result of the Existing Default, and but for the waiver provided for in this First Amendment, the Agent, on behalf of the Secured Parties, and/or the other Secured Parties, without the need for further notice or declaration with respect to the Existing Default to the Borrower or any other entity, would be entitled to exercise any and all of their rights and remedies under the Credit Agreement and the other Credit Documents; (iv) the Credit Agreement and the other Credit Documents are valid legal agreements, enforceable against the Borrower and each of its Subsidiaries that is a party to any such Credit Document in every respect and all of the terms and conditions thereof are binding upon the Borrower and such Subsidiaries; (v) the Loans and other Obligations owing to the Lenders under the Credit Agreement and the other Credit Documents represent the legal obligations of the Borrower without defense, offset or counterclaim, and (vi) no defenses, set-offs or counterclaims exist with respect to the enforcement by the Agent or any Secured Party of their respective rights under the Credit Agreement or any other Credit Document; provided, however, to the extent that any such defenses, set-offs or counterclaims exist, the Borrower and each such Subsidiary hereby waive any and all such defenses, set-offs and counterclaims which either the Borrower or any such Subsidiary may have or claim to have relating to or arising from the transactions reflected in the Credit Documents or to the enforcement by the Agent or the other Secured Parties of their respective rights and remedies under the Credit Agreement, the other Credit Documents and applicable law.

     1.2 Acknowledgment of Indebtedness. The Borrower acknowledges that as of October 8, 2003, the Borrower was indebted to the Secured Parties in the aggregate principal amount of $97,022,776.58 in the form of outstanding Loans and Letters of Credit under the Credit Agreement (together with interest thereon and certain fees payable in connection therewith, but exclusive of any expenses and other amounts payable thereunder), as more particularly set forth on Schedule 1.2 attached hereto. The Borrower acknowledges such amounts are outstanding under the Credit Agreement and continue to be owed to the Secured Parties along with all other amounts for accrued interest,
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fees, costs and expenses and that such other amounts shall continue to accrue under the Credit Agreement.

     1.3  Acknowledgment of Liens and Grant of Security Interests.
The Borrower acknowledges that it has granted the Agent, for the benefit of the Secured Parties, security interests in and liens upon the Collateral pursuant to the Collateral Documents, which security interests and liens are perfected and, except where otherwise permitted thereunder, of the first priority and which security interests and liens secure the obligations of the Borrower and the other Credit Parties to the Secured Parties under the Credit Documents. The Borrower further acknowledges the prior execution and delivery of the Collateral Documents to the Agent, for the benefit of the Secured Parties, and that, notwithstanding the execution and delivery of this First Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Secured Parties thereunder, the obligations of the Borrower and the other Credit Parties thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.

                              ARTICLE II.
                            LIMITED WAIVER

     2.1 Waiver. Subject to the terms and conditions set forth in this First Amendment (including, without limitation, Article VI), the Agent, upon the consent of the Majority Lenders, hereby waives the Existing Default.

     2.2 Limitation. Nothing in this First Amendment, nor in any communication between the Agent and/or any of the other Secured Parties and the Borrower or any other Credit Party or any officer, agent, employee, or representative of the Borrower or any Credit Party, shall be construed as a waiver of or acquiescence to any Default or Event of Default, except as otherwise expressly set forth in this First Amendment. The execution and delivery of this First Amendment shall not (i) constitute an extension, modification or waiver of any aspect of the Credit Agreement or the other Credit Documents (except as expressly provided herein); (ii) extend the terms of the Credit Agreement or any other Credit Document or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the other Secured Parties to extend, modify or waive any term or condition of the Credit Agreement or any of the

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other Credit Documents (except as expressly provided herein); or (iv)
give rise to any rights of setoff, defenses or counterclaims to the right of the Agent and the other Secured Parties to compel payment and performance of the Obligations or to otherwise enforce any of their respective rights and remedies under the Credit Agreement and the other Credit Documents. The Agent and the other Secured Parties hereby expressly reserve all of their defenses, rights and remedies under the Credit Documents and under applicable law or otherwise with respect to any Default or Event of Default (except as expressly provided herein with respect to the Existing Default).

                             ARTICLE III.
                               AMENDMENT

     Subject to the terms and conditions set forth in this First
Amendment (including, without limitation, Article VI) and in reliance upon the representations and warranties of the Borrower set forth herein, the Credit Agreement is hereby amended as follows:

     3.1  Amendments to Defined Terms.  Section 1.1 of the Credit
Agreement is hereby amended by deleting clause (s) of the definition of "Eligible Accounts Receivable" in its entirety and replacing it with the following new clause (s):

          "(s) any Account in respect of Kmart Corporation or any Affiliate thereof, when aggregated with all other Eligible Accounts in respect of Kmart Corporation and its Affiliates, exceeds the lesser of ten percent (10%) in face value of all Eligible Accounts of the Borrower combined then outstanding or $5,000,000, to the extent of such excess, provided that any such Accounts supported or secured by an Approved Backstop shall be excluded to the extent of the value of such Approved Backstop for the purposes of such calculation."

     3.2  Additional Defined Terms.  Section 1.1 of the Credit
Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

          (a) ""Borrower's Financial Advisor" shall mean a nationally recognized financial advisor with expertise in the areas of corporate restructuring and crisis management, which financial advisor shall be reasonably satisfactory to the Agent."

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          (b)  ""Operating EBITDA" shall mean, for any fiscal or
calendar period, without duplication, (a) consolidated operating income before corporate items of the Consolidated Entities for such period, plus (b) the amount of all depreciation and amortization, including amortization of any goodwill or other intangibles, for such period, to the extent deducted in determining consolidated operating income in clause (a) above, all determined in a manner consistent with the projections prepared by the Borrower and presented to the Lenders on October 2, 2003 and otherwise consistent with the historical accounting practices of the Borrower."

          (c) ""Restructuring Plan" shall mean a detailed financial plan to be prepared by the Borrower in consultation with Borrower's Financial Advisor, which plan shall (a) set forth a proposal for amendments, if any, to the Credit Documents and any other applicable debt documents of the Borrower and (b) propose changes to the Borrower's business plan and operations, in each case, as may be necessary to optimize the Borrower's financial performance and to ensure ongoing compliance with the terms and conditions of the Credit Agreement and the Borrower's other debt facilities, which financial plan shall be in form and substance reasonably satisfactory to the Agent."

     3.3 Mandatory Prepayments. (a) Section 2.4(b)(iii)(A) is hereby amended by deleting the parenthetical clause at the end thereof and replacing it with the following parenthetical clause: "(other than, subject to Section 8.19, any such Net Asset Sale Proceeds not to exceed $5,000 individually or $50,000 in the aggregate that are, within 180 days of such Asset Sale, reinvested in the business of the Borrower)".

          (b) Section 2.4(b)(iii)(B) of the Credit Agreement is hereby amended by deleting the parenthetical clause at the end thereof.

     3.4 Additional Affirmative Covenants. Article 7 of the Credit Agreement is hereby amended by adding the following new section at the end thereof:

          "Section 7.20. Financial Advisor; Restructuring Plan. The Borrower shall (a) engage the Borrower's Financial Advisor on or before October 31, 2003, and thereafter retain the Borrower's Financial Advisor until otherwise consented to by the Agent and (b) deliver the Restructuring Plan to the Lenders on or before December 1, 2003."

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     3.5  Additional Financial Covenant.  Section 8.1 of the Credit
Agreement is hereby amended by adding the following new clause (c) at the end thereof:

          "(c) Minimum Operating EBITDA. The Borrower shall not permit Operating EBITDA as of the last day of each of the following fiscal periods to be less than the amount set forth below opposite each such fiscal period on a cumulative basis:

          Fiscal Period                 Minimum Operating EBITDA
          -------------                 ------------------------
          One month period ending
          November 1, 2003:             -$1,500,000

          Two month period ending
          November 29, 2003:            -$2,750,000

          Three month period ending
          January 3, 2004:              -$6,800,000
                                                        "

     3.6 Events of Default. (a) Article 9 of the Credit Agreement is hereby amended by deleting the words "or 7.19" in the fourth line of Section 9.1(b) and replacing them with the words ", 7.19 or 7.20".

          (b) Article 9 of the Credit Agreement is hereby further amended by deleting the word "or" at the end of Section 9.1(j) thereof, deleting the period and replacing it with the phrase "; or" at the end of Section 9.1(k) thereof and inserting the following clause (l) at the end thereof:

               "(l) Excess Availability shall at any time be less than $15,000,000."

                              ARTICLE IV.
                         RELEASE AND INDEMNITY

     4.1 Recognizing and in consideration of the Agent's agreement (upon the consent of the Majority Lenders) to waive the Existing
Default and agree to the amendments set forth in this First Amendment, the Borrower, on its own behalf and on behalf of all persons or

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entities claiming by, through, or under the Borrower, does hereby waive and release each of the Secured Parties and their respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Borrower ever had or now has against any of them arising out of or relating to any Secured Party's or the Agent's acts or omissions with respect to this First Amendment, the Credit Agreement, the other Credit Documents or any other matters described or referred to herein or therein. The Borrower further agrees to indemnify and hold the Agent and each Secured Party, and their respective officers, attorneys, agents, and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Agent, the other Secured Parties or any of them on account of anything arising out of this First Amendment, the Credit Agreement, the other Credit Documents or any other document delivered pursuant hereto or thereto as of and including the date of this First Amendment.


                              ARTICLE V.
                    REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the other Lenders as of the date hereof as follows:
     5.1 Corporate Power. The Borrower has the requisite corporate power and authority to execute and deliver this First Amendment and to perform its obligations hereunder and under the Credit Documents (as amended hereby). The execution, delivery and performance by the Borrower of this First Amendment, and the performance by the Borrower and by each other Credit Party of each Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Credit Party and no other corporate proceedings on the part of such Credit Party are necessary to consummate such transactions.

     5.2 Authorization and Enforceability. This First Amendment has been duly executed and delivered by the Borrower. Each of this First Amendment and each Credit Document (as amended hereby) is the legal, valid and binding obligation of each Credit Party party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect.

     5.3 Defaults. Except for the Existing Default, no event has occurred and is continuing that constitutes a Default or Event of Default.

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     5.4  Schedules and other Information.  All information contained in any schedule attached to this First Amendment or subsequently delivered pursuant this First Amendment is or will be complete and accurate as of the date hereof or thereof.

                              ARTICLE VI.
                      CONDITIONS TO EFFECTIVENSS

     This Agreement shall not be effective until each of the following conditions precedent shall have been satisfied.

     6.1 Majority Lender Consent. The Majority Lenders shall have consented in writing to the execution and delivery of this First Amendment by the Agent (or the Agent shall have received evidence satisfactory to it that such written consent has been provided).

     6.2 Execution. The Agent, on behalf of the Lenders, shall have executed this First Amendment and shall have received counterparts of this First Amendment executed by the Borrower.

     6.3 Representations and Warranties. Each of the representations and warranties in Article V above shall be true and correct as of the date of this First Amendment.

     6.4 Payment of Fees and Expenses. The Borrower shall have paid all of the accrued fees and expenses of the Agent and the Lenders
(including, without limitation, the fees and disbursements of counsel for the Agent) for which invoices shall have been submitted.

     6.5 Legal Opinion. The Agent and the Lenders shall have received a legal opinion from appropriate counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the date hereof, as to certain customary matters, including, without limitation, the due authorization, execution, delivery and enforceability of this First Amendment, the enforceability of the Credit Agreement, as amended hereby, and no conflict with laws or material agreements.

     6.6 Amendment Fee. In consideration of the waivers and amendments contained in this First Amendment, the Borrower shall have paid to the Agent, for the benefit of each Lender that has delivered its written approval of this First Amendment prior to 5:00 p.m. (New York time) on October 10, 2003, an amendment fee equal to $250,000.

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                             ARTICLE VII.
                            MISCELLANEOUS.

     7.1 Reference to and Effect on Credit Documents. On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import referring to the Credit Agreement, and each reference in each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of similar import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this First Amendment. Except as otherwise expressly set forth herein, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and are hereby confirmed and ratified. To the extent that any existing provision of the Credit Agreement or any other Credit Document is inconsistent with the specific provisions of this First Amendment, the provisions of this First Amendment shall control.

     7.2 No Novation. This First Amendment shall not be deemed or construed to be a satisfaction, restatement, novation or release of the Credit Agreement or of any of the other Credit Documents or a waiver by the Agent or any Lender of any of the defenses, rights or remedies of the Agent and the Lenders under the Credit Agreement or any of the other Credit Documents or at law or in equity or otherwise.

     7.3 Reaffirmation. The Borrower hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Credit Documents.

     7.4 Additional Action. The parties agree to take such further action to execute and deliver to each other such additional agreements, instruments and documents as may reasonably be required to carry out the purposes and intent of this First Amendment.

     7.5  Headings.  Section and Article headings in this First
Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     7.6 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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     7.7  Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     7.8 Counterparts. This First Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

     7.9 Construction. The Borrower acknowledges that it has been represented by its own legal counsel in connection with the negotiation, execution and delivery of this First Amendment, that it has exercised independent judgment with respect to this First Amendment, and that it has not relied on the Agent or any Lender or on the Agent's or any Lender's counsel for any advice with respect to this First Amendment.

     7.10 Lender Financial Advisor; Appraiser. The parties acknowledge and agree that the Agent may, on behalf of itself and the Lenders, (i) engage a nationally recognized financial advisor with expertise in the areas of corporate restructuring and crisis management (in addition to the Borrower's Financial Advisor) to advise the Agent and the Lenders as to certain business and financial matters relating to the Borrower and its subsidiaries and (ii) engage a satisfactory appraiser to conduct an audit and appraisal of the Borrower's machinery and equipment, in each case, the fees and expenses of which shall be paid by the Borrower in accordance with
Section 4.7 of the Credit Agreement.

                       [signature page follows]
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     IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                              BORROWER:

                              DAN RIVER INC., a Georgia corporation




                              By:  _______________________________
                                 Name:
                                 Title:


                              AGENT:

                              DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Agent for and on behalf of the Lenders




                              By:  _______________________________
                                 Name:
                                 Title:

                                                  SCHEDULE 1.2


               PRINCIPAL, INTEREST AND UNUSED LINE FEES
                    ON LOANS AND LETTERS OF CREDIT



     Term Loans                              $   37,142,857.00
     Revolving Loans                         $   55,488,740.80
     Letters of Credit                       $    4,269,643.00
                                             -----------------
     PRINCIPAL AMOUNT OF
     LOANS AND LETTERS OF
     CREDIT OUTSTANDING:                          $   96,901,240.80


     Term Loan Interest                      $       49,373.21
     Revolving Loan Interest                 $       61,421.40
     Unused Line Fee(Revolving Commitments)  $        8,400.37
     Letter of Credit Fees                   $        2,340.80
                                             -------------------
     INTEREST AND UNUSED
     LINE FEES OUTSTANDING:                       $     121,535.78
                                                  ----------------

     TOTAL PRINCIPAL, INTEREST AND
     UNUSED LINE FEES OUTSTANDING:                $  97,022,776.58
                                                  ================